Exhibit 99.1

The Meet Group Reports First Quarter 2020 Financial Results

NEW HOPE, Pa., May 6, 2020 – The Meet Group, Inc. (NASDAQ: MEET), a leading provider of interactive livestreaming solutions, today reported financial results for its first quarter ended March 31, 2020.

First Quarter 2020 Highlights

•	Total revenue of $55.1 million, up 11% from the first quarter of 2019.

•	GAAP net loss of $2.4 million, or $0.03 per diluted share, compared with GAAP net income of $1.3 million, or $0.02 per diluted share in the first quarter of 2019.

•	Adjusted EBITDA of $7.9 million, compared with $8.1 million in the first quarter of 2019.

•	Non-GAAP net income of $6.7 million, or $0.09 per diluted share, compared with $7.0 million, or $0.09 per diluted share, in the first quarter of 2019.

•	Transaction with ProSiebenSat.1’s and General Atlantic’s joint company NuCom Group expected to close in the second half of 2020.

(See the important discussion about the presentation of non-GAAP financial measures, and reconciliation to the most direct comparable GAAP financial measures, below.)

“The need to connect has never been greater and live video is helping to meet that need,” said Geoff Cook, Chief Executive Officer of The Meet Group. “We are seeing the impacts of COVID-19 across our business as video revenue and minutes increased to new highs, while advertising revenue declined from the year ago period due to the growing effect of the coronavirus on ad spend. Total daily active users were largely unchanged sequentially. Adjusted EBITDA for the quarter reflects the impact of higher flow-through advertising dollars being replaced by video revenue growth.

“We are pleased with our performance in the first quarter and we continue to progress toward closing the transaction with ProSiebenSat.1 and General Atlantic in the second half of 2020.”

First Quarter Financial Results

For the first quarter of 2020, the Company reported revenue of $55.1 million, an increase of $5.6 million, or 11%, from $49.5 million in the first quarter of 2019. GAAP net loss for the first quarter of 2020 was $2.4 million, or $0.03 per diluted share, compared with GAAP net income of $1.3 million or $0.02 per diluted share in the first quarter of 2019. Adjusted EBITDA for the first quarter of 2020 was $7.9 million, compared with $8.1 million in the first quarter of 2019. Non-GAAP net income for the first quarter of 2020 was $6.7 million, or $0.09 per diluted share, compared with $7.0 million, or $0.09 per diluted share, in the first quarter of 2019.

The Company ended the year with $32.1 million in cash and cash equivalents.

Outlook and Conference Call

Due to the pending acquisition by ProSiebenSat.1’s and General Atlantic’s joint company NuCom Group, the Company does not plan to host an earnings conference call or provide forward-looking guidance.

Exhibit 99.1

THE MEET GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and share data)

	(Unaudited)
	March 31, 2020	December 31, 2019
Assets:
Current assets:
Cash and cash equivalents	$32,110	$27,241
Accounts receivable, net	23,966	25,234
Prepaid expenses and other current assets	5,820	6,062
Total current assets	61,896	58,537
Deferred tax assets	16,211	16,233
Property and equipment, net	3,047	3,625
Operating lease right-of-use assets	7,138	7,034
Intangible assets, net	26,945	29,305
Goodwill	155,693	156,687
Other assets	850	1,300
Total assets	$271,780	$272,721
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$7,518	$5,346
Accrued liabilities	18,915	20,090
Current portion of long-term debt	3,500	3,500
Current portion of operating lease liabilities	2,527	2,081
Current portion of finance lease obligations	9	10
Deferred revenue	3,563	3,884
Total current liabilities	36,032	34,911
Long-term debt, net	29,523	30,375
Long-term operating lease liabilities	4,723	5,024
Long-term finance lease obligations	48	53
Long-term derivative liabilities	477	1,451
Deferred tax liabilities	2,888	2,773
Other liabilities	—	894
Total liabilities	73,691	75,481
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value; authorized - 5,000,000 shares; no shares issued and outstanding as of March 31, 2020 and December 31, 2019	—	—
Series A junior participating preferred stock, $0.001 par value; authorized - 200,000 shares; no shares issued and outstanding as of March 31, 2020 and December 31, 2019	—	—
Common stock, $0.001 par value; authorized - 100,000,000 shares; 71,185,492 and 70,756,013 shares issued and outstanding as of March 31, 2020 and December 31, 2019, respectively	71	71
Additional paid-in capital	434,622	430,959
Accumulated deficit	(234,073)	(231,441)
Accumulated other comprehensive loss	(2,531)	(2,349)
Total stockholders’ equity	198,089	197,240
Total liabilities and stockholders’ equity	$271,780	$272,721

Exhibit 99.1

THE MEET GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2019	2018
Revenue	$55,066	$49,513
Operating costs and expenses:
Sales and marketing	7,714	7,841
Product development and content	37,671	31,123
General and administrative	5,030	4,928
Depreciation and amortization	2,820	3,198
Acquisition, restructuring and other	3,370	479
Total operating costs and expenses	56,605	47,569
(Loss) income from operations	(1,539)	1,944
Other income (expense):
Interest income	13	32
Interest expense	(396)	(403)
Loss on foreign currency transactions	(7)	(65)
Loss on disposal of assets	(108)	—
Other items of income, net	2	4
Total other expense	(496)	(432)
(Loss) income before income tax expense	(2,035)	1,512
Income tax expense	(373)	(254)
Net (loss) income	$(2,408)	$1,258

Basic and diluted net (loss) income per share:
Basic net (loss) income per share	$(0.03)	$0.02
Diluted net (loss) income per share	$(0.03)	$0.02

Weighted-average shares outstanding:
Basic	71,001,906	74,848,080
Diluted	71,001,906	78,799,248

Exhibit 99.1

THE MEET GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Three Months Ended March 31,
	2020	2019
Cash flows from operating activities:
Net (loss) income	$(2,408)	$1,258
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	2,820	3,198
Amortization of right-of-use assets	635	695
Stock-based compensation expense	3,185	2,425
Deferred tax expense (benefit)	9	(147)
Loss on disposal of assets	108	—
Loss on foreign currency transactions	7	65
Provision for expected credit losses	82	325
Non-cash interest expense	120	38
Changes in derivative financial instruments	171	—
Changes in contingent consideration obligations	23	16
Changes in operating assets and liabilities:
Accounts receivable	944	1,187
Prepaid expenses, other current assets and other assets	768	(774)
Accounts payable and accrued liabilities	(638)	(5,009)
Deferred revenue	(275)	85
Net cash provided by operating activities	5,551	3,362
Cash flows from investing activities:
Purchases of property and equipment	(87)	(283)
Acquisition of business, net of cash acquired	—	(11,808)
Net cash used in investing activities	(87)	(12,091)
Cash flows from financing activities:
Proceeds from exercise of stock options	564	681
Repurchases of common stock	(65)	—
Payments of finance leases	(5)	(41)
Proceeds from revolving loan	—	7,000
Payments for restricted stock awards withheld for taxes	(86)	(89)
Payments of term loan	(875)	(7,317)
Net cash (used in) provided by financing activities	(467)	234
Change in cash and cash equivalents prior to effect of foreign currency exchange rate	4,997	(8,495)
Effect of foreign currency exchange rate	(128)	(60)
Net increase (decrease) in cash and cash equivalents	4,869	(8,555)
Cash and cash equivalents as of beginning of period	27,241	28,366
Cash and cash equivalents as of end of period	$32,110	$19,811
Supplemental disclosure of cash flow information:
Cash paid for interest	$123	$361
Cash paid for income taxes	$973	$297

Exhibit 99.1

THE MEET GROUP, INC. AND SUBSIDIARIES
DISAGGREGATION OF REVENUE
(UNAUDITED)
(in thousands)

	Three Months Ended March 31,
	2020		2019
	$	%	$	%
User pay revenue:
Video	$28,633	52.0%	$20,229	40.9%
Subscription and other in-app products	14,395	26.1%	15,596	31.5%
Total user pay revenue	43,028	78.1%	35,825	72.4%
Advertising revenue	12,038	21.9%	13,688	27.6%
Total revenue	$55,066	100.0%	$49,513	100.0%

Exhibit 99.1

THE MEET GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA
(UNAUDITED)
(in thousands)

	Three Months Ended March 31,
	2020	2019
Net (loss) income	$(2,408)	$1,258
Interest expense	396	403
Income tax expense	373	254
Depreciation and amortization expense	2,820	3,198
Stock-based compensation expense	3,185	2,425
Acquisition, restructuring and other	3,370	479
Loss on disposal of assets	108	—
Loss on foreign currency transactions	7	65
Adjusted EBITDA	$7,851	$8,082

Exhibit 99.1

THE MEET GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF NET (LOSS) INCOME TO NON-GAAP NET INCOME
(UNAUDITED)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2020	2019
Net (loss) income	$(2,408)	$1,258
Stock-based compensation expense	3,185	2,425
Amortization of intangibles	2,177	2,562
Income tax expense	373	254
Acquisition, restructuring and other	3,370	479
Non-GAAP Net Income	$6,697	$6,978

GAAP basic net (loss) income per share	$(0.03)	$0.02
GAAP diluted net (loss) income per share	$(0.03)	$0.02
Basic Non-GAAP Net Income per share	$0.09	$0.09
Diluted Non-GAAP Net Income per share	$0.09	$0.09

Weighted-average shares outstanding:
Basic	71,001,906	74,848,080
Diluted	75,921,590	78,799,248

Exhibit 99.1

THE MEET GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW
(UNAUDITED)
(in thousands)

	Three Months Ended March 31,
	2020	2019
Net cash provided by operating activities	$5,551	$3,362
Purchases of property and equipment	(87)	(283)
Free Cash Flow	$5,464	$3,079

Exhibit 99.1

About The Meet Group

The Meet Group (NASDAQ: MEET) is a leading provider of interactive dating solutions designed to meet the universal need for human connection. Our ecosystem of dating apps enables users around the world to interact through one-to-many livestreaming broadcasts and text-based conversations. Our top apps, MeetMe©, LOVOO©, Skout©, Tagged© and Growlr©, deliver live interactions and meaningful connections to millions of users daily. Headquartered in New Hope, PA, we have offices in Philadelphia, San Francisco, Dresden and Berlin. The Meet Group is committed to safety. You can find a description of current safety practices here: https://www.themeetgroup.com/safety-practices/. For more information, visit themeetgroup.com, and follow us on Facebook, Twitter or LinkedIn.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including whether video revenue and minutes will continue to increase, and whether we will close our transaction with ProSiebenSat.1 and General Atlantic as anticipated. All statements other than statements of historical facts contained herein are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “project,” “outlook,” “is likely,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include the risk that our applications will not function easily or otherwise as anticipated, the risk that we will not launch additional features and upgrades as anticipated, the risk that unanticipated events affect the functionality of our applications with popular mobile operating systems, any changes in such operating systems that degrade our mobile applications’ functionality and other unexpected issues which could adversely affect usage on mobile devices. Further information on our risk factors is contained in our filings with the Securities and Exchange Commission (“SEC”), including the Form 10-K for the year ended December 31, 2019 filed with the SEC on March 12, 2020. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Exhibit 99.1

Regulation G – Non-GAAP Measures

The Company defines mobile traffic and engagement metrics (including MAU, DAU, chats per day, and new users per day) to include mobile app traffic for all properties and mobile web traffic for MeetMe, Skout and LOVOO. The Company defines a Video Daily Active User (vDAU) as a registered user of one of our platforms who has logged in and visited the Live feature, either as a broadcaster or viewer, on the day of measurement. The Company defines Average Daily Video Revenue per Daily Active User (vARPDAU) as the average daily video revenue per vDAU. The Company uses these user metrics for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company presents user metrics because it believes them to be an important supplemental measure of performance that is commonly used by securities analysts, investors and other interested parties in the evaluation of companies in its industry and because it believes that these metrics provide useful information to investors regarding the Company’s financial condition and results of operations. There is no directly comparable U.S. generally accepted accounting principles (GAAP) measure to vARPDAU provided in the Company’s financial statements and therefore no reconciliation is provided.

The Company uses Adjusted EBITDA, Non-GAAP Net Income and Free Cash Flow, which are not calculated and presented in accordance with GAAP, in evaluating its financial and operational decision making and as a means to evaluate period-to period comparison. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company presents these non-GAAP financial measures because it believes them to be an important supplemental measure of performance that is commonly used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We refer you to the reconciliations above for these historical non-GAAP financial measures to their directly comparable GAAP financial measures.

The Company defines Adjusted EBITDA as net income (or loss) before interest expense, benefit from or provision for income taxes, depreciation and amortization expense, stock-based compensation expense, non-recurring acquisition, restructuring or other expenses, gain or loss on foreign currency transactions, gain or loss on sale or disposal of assets, bad debt expense outside the normal range, and goodwill and long-lived asset impairment charges. The Company excludes stock-based compensation expense because it is non-cash in nature. The Company defines Non-GAAP Net Income as net income (or loss) before benefit from or provision for income taxes, amortization on intangibles, non-recurring acquisition, restructuring and other expenses, goodwill and long-lived asset impairment charges and non-cash stock-based compensation expense. The Company defines Free Cash Flow as net cash provided by or used in its operating activities, minus purchases of property and equipment, as shown in the consolidated statements of cash flows.

Non-GAAP financial measures should not be considered as an alternative to net income, operating income, cash flow from operating activities, as a measure of liquidity or any other financial measure. They may not be indicative of the historical operating results of the Company nor is it intended to be predictive of potential future results. Investors should not consider non-GAAP financial measures in isolation or as a substitute for performance measures calculated in accordance with GAAP.

# # #

Exhibit 99.1

Investor Contact:
Leslie Arena
larena@themeetgroup.com
267 714 6418

Media Contact:
Brandyn Bissinger
bbissinger@themeetgroup.com
267 446 7010